**Portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.1

AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN, GUARANTY AND SECURITY AGREEMENT

This Amendment No. 1 to Amended and Restated Loan, Guaranty and Security Agreement (“Amendment”) is made and entered into as of August 8, 2023, by and between East West Bank (“Bank”), Cineverse Corp., a Delaware corporation (f/k/a Cinedigm Corp.) (“Borrower”), Vistachiara Productions Inc., d/b/a The Bigger Picture, a Delaware corporation (“Vistachiara Productions”), Cineverse Entertainment Corp., a New York corporation (f/k/a Cinedigm Entertainment Corp.) (“Cineverse Entertainment”), Cineverse Entertainment Holdings, LLC, a Delaware limited liability company (f/k/a Cinedigm Entertainment Holdings, LLC) (“Cineverse Entertainment Holdings”), Cineverse Home Entertainment, LLC, a Delaware limited liability company (f/k/a Cinedigm Home Entertainment, LLC) (“Cineverse Home Entertainment”), Docurama, LLC, a Delaware limited liability company (“Docurama”), Dove Family Channel, LLC, a Delaware limited liability company (“Dove”), Cineverse OTT Holdings, LLC, a Delaware limited liability company (f/k/a Cinedigm OTT Holdings, LLC) (“Cineverse OTT”), and Cinedigm Productions, LLC, a Delaware limited liability company (“Cinedigm Productions”), Cinedigm DC Holdings, LLC, a Delaware limited liability company (“Cinedigm DC Holdings”), Access Digital Media, Inc., a Delaware corporation (“Access Digital Media”), Christie/AIX, Inc., a Delaware corporation (“Christie/AIX”), Cinedigm Digital Funding I, LLC, a Delaware limited liability company (“Cinedigm Digital Funding I”), FoundationTV, Inc., a Delaware corporation (“FoundationTV”), Asian Media Rights LLC, d/b/a Digital Media Rights, a New York limited liability company (“Asian Media Rights”), Con TV, LLC, a Delaware limited liability company (“Con TV”), Fandor Acquisition LLC, a Delaware limited liability company (“Fandor”), TFD Acquisition LLC, a Delaware limited liability company (“TFD Acquisition”), Screambox Acquisition LLC, a Delaware limited liability company (“Screambox Acquisition”), Bloody Disgusting Acquisition LLC, a Delaware limited liability company (“Bloody Disgusting Acquisition”), Comic Blitz II LLC, a Delaware limited liability company (“Comic Blitz II”), Viewster, LLC, a Delaware limited liability company (“Viewster”), and Cinedigm India Private Limited, an Indian limited company (“Cinedigm India”, and, together with Vistachiara Productions, Cineverse Entertainment, Cineverse Entertainment Holdings, Cineverse Home Entertainment, Docurama, Dove, and Cineverse OTT, Cinedigm Productions, Cinedigm DC Holdings, Access Digital Media, Christie/AIX, Cinedigm Digital Funding I, FoundationTV, Asian Media Rights, Con TV, Fandor, TFD Acquisition, Screambox Acquisition, Bloody Disgusting Acquisition, Comic Blitz II and Viewster, individually and collectively, the “Guarantor’’ and, together with the Borrower, collectively, the “Loan Parties”).

RECITALS

This Amendment is entered into in reference to the following facts:

A. Bank, Borrower and Guarantor entered into an Amended and Restated Loan, Guaranty and Security Agreement, dated as of September 15, 2022 (as amended, amended and restated, supplemented or otherwise modified, renewed, restated or replaced from time to time, the

“Agreement”). All initially capitalized terms used, but not defined herein, have the meaning ascribed thereto in the Agreement.

B. Borrower has requested that Bank make certain amendments to the Agreement, and Bank is willing to do so subject to the terms and conditions of this Amendment.

NOW, THEREFORE, in consideration of the continued performance by each of the parties hereto of their respective promises and obligations under the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

ARTICLE 1 – AMENDMENTS

1.1
Amendments to the Agreement.

(a)
Exhibit A of the Agreement is hereby amended by adding the following definitions:

““Adjusted EBITDA” means, without duplication of any revenue or expense, EBITDA plus stock-based compensation.”

““Amendment Effective Date” means the “Amendment Effective Date” under and as defined in the Amendment No. 1 to Agreement.”

““Amendment No. 1 to Agreement” means that certain Amendment No. 1 to Amended and Restated Loan, Guaranty and Security Agreement dated as of August 8, 2023, by and among Borrower, Guarantor and Bank.”

““Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation, which certification shall be substantially in form and substance satisfactory to Bank.”

““Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.”

(b)
Exhibit A of the Agreement is hereby amended by amending and restating the definition of “Revolving Maturity Date” in its entirety as follows:

““Revolving Maturity Date” means September 15, 2024.”

(c)
Section 6.11 of the Agreement is hereby amended and restated in its entirety as follows:

“6.11 Beneficial Ownership Certification. The information in the Beneficial Ownership Certification delivered by Borrower pursuant to Section 9.13 hereof is true and correct in all respects.”

(d)
Section 9.1(a) of the Agreement is hereby amended by deleting the reference in the second line to “twenty (20) days” and substituting “twenty-five (25) days” in lieu thereof.

(e)
Section 9.1 of the Agreement is hereby amended by adding the following new clause (h) thereto:

“(h) As soon as available, but in any event within sixty (60) days after the end of the calendar year ending December 31, 2023, Borrower’s financial and business projections and budget for the fiscal quarter of Borrower ending June 30, 2024.”

(f)
Section 9.6 of the Agreement is hereby amended and restated in its entirety as follows:

“9.6 Minimum Adjusted EBITDA. Borrower shall at all times after the Amendment Effective Date maintain an Adjusted EBITDA no less than the applicable amount as set forth in the following table, for each applicable period:

Applicable Period	Minimum Adjusted EBITDA
For the twelve month period ending June 30, 2023	**
For the twelve month period ending July 31, 2023	**
For the twelve month period ending August 31, 2023	**
For the twelve month period ending September 30, 2023	**
For the twelve month period ending October 31, 2023	**
For the twelve month period ending November 30, 2023	**
For the twelve month period ending December 31, 2023	**
For the twelve month period ending January 31, 2024	**
For the twelve month period ending February 29, 2024	**

For the twelve month period ending March 31, 2024	**

For the twelve month periods ending April 30, 2024, May 31, 2024, June 30, 2024, July 31, 2024 and August 31, 2024, the minimum Adjusted EBITDA the Borrower is required to maintain for each such period pursuant to this Section 9.6 shall be determined by Bank, in a manner comparable to the determination of the minimum Adjusted EBITDA levels for the prior periods, and notified to Borrower in writing.

(g)
Section 9.7 of the Agreement is hereby amended by deleting reference in the second sentence to “December 31, 2022” and substituting “September 30, 2023” in lieu thereof.
(h)
Article 9 of the Agreement is hereby amended by adding the following new Section 9.13 thereto:

“9.13 PATRIOT Act. Beneficial Ownership Regulation. Promptly following any request therefor, Borrower shall provide information and documentation reasonably requested by Bank for purposes of compliance with applicable “know your customer” requirements under the PATRIOT Act, the Beneficial Ownership Regulation or other applicable anti-money laundering laws, including but not limited to a Beneficial Ownership Certification form acceptable to Bank.”

i) Section 15.6 of the Agreement is hereby amended and restated in its entirety as follows:

“15.6 PATRIOT Act. Bank hereby notifies Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower and other information that will allow Bank to identify Borrower in accordance with the Act. Borrower shall, promptly following a request by Bank, provide all documentation and other information that Bank requests in order to comply with its ongoing obligations under applicable “know your customer” and anti-money laundering rules and regulations, including the Act. For legal entity borrowers, Bank will require the legal entity to provide identifying information about each beneficial owner and/or individuals who have significant responsibility to control, manage or direct the legal entity.”

ARTICLE 2 – REPRESENTATIONS AND WARRANTIES

Borrower hereby represents and warrants that the representations and warranties contained in the Agreement were true and correct in all material respects when made and, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date, are true and correct in all material respects as of the date hereof. Each Loan Party hereby further represents and warrants that (a) the execution, delivery and performance by it of this Amendment are within its organizational powers and have been duly authorized by all necessary organizational action and, if required, shareholder, partner or member action, (b) this Amendment has been duly executed and delivered by such Person and constitutes a valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity, and (c) the execution, delivery and performance by such Person of this Amendment (i) does not require any Amendment or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law applicable to such Person or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any contractual obligation of such Person or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by such Person or any of its Subsidiaries, (iv) will not result in the creation or imposition of any Lien on any asset of such Person or any of its Subsidiaries, except Liens (if any) created under the Loan Documents and (d) except as set forth on Schedule 2 attached hereto, no Loan Party has filed to change its legal name since the Closing Date.

ARTICLE 3 – CONDITIONS

3.1 Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions precedent (the “Amendment Effective Date”):

(a) receipt by Bank of duly executed and delivered counterparts of this Amendment by each of the parties hereto;

(b) receipt by Bank of a duly executed and delivered Amended and Restated Copyright Security Agreement by each of the parties hereto in substantially the form of Exhibit A attached hereto;

(c) receipt by Bank in cash of an upfront fee in an amount equal to $50,000;

(d) after giving effect to this Amendment, no Event of Default or Default shall have occurred and be continuing; and

(e) the representations and warranties contained in Article 2 hereof being true and correct.

ARTICLE 4 – AUTHORIZATION TO FILE UCC-3 AMENDMENTS

Each Loan Party hereby agrees that Bank is expressly authorized, at any time, to file in the applicable filing office the UCC-3 financing statement amendments attached hereto as Exhibit B,

reflecting the name changes of the following entities: (i) Cineverse Corp., (ii) Cineverse Entertainment Corp., (iii) Cineverse Entertainment Holdings, LLC, (iv) Cineverse Home Entertainment, LLC and (v) Cineverse OTT Holdings, LLC.

ARTICLE 5 – GENERAL PROVISIONS

5.1 Ratification and Incorporation of Agreement and other Loan Documents. Except as expressly modified under this Amendment, (i) each Loan Party hereby acknowledges, confirms and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Agreement and the other Loan Documents to which it is a party, and (ii) all of the terms and conditions set forth in the Agreement and the other Loan Documents are incorporated herein by this reference as if set forth in full herein.

5.2 Entire Agreement. This Amendment, together with the Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Agreement and the other Loan Documents shall remain in full force and effect.

5.3 Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument, respectively. Delivery of any executed counterpart of this Amendment by facsimile or transmitted electronically in either a Tagged Image Format File (“TIFF”) or Portable Document Format (“PDF”) shall be equally effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart by facsimile, TIFF or PDF shall also deliver a manually executed counterpart of this Amendment, but failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

5.4 Governing Law. This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby shall be construed in accordance with and be governed by the laws (without giving effect to the conflict of law principles thereof) of the State of California.

5.5 Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Agreement as amended hereby and each reference in the other Loan Documents to the Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Agreement as amended hereby.

5.6 No Waiver or Representation as to Additional Accommodations. In agreeing to make the amendments set forth herein, Bank does not make any representation whatsoever that it will make any further or additional accommodations to or for the benefit of any Loan Party. Except as expressly provided in Section 1 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Bank under the Agreement or any other Loan Document, (ii) impose any obligation on Bank to defer the enforcement of its powers, rights and privileges under the Agreement or any other Loan Document, (iii) constitute a waiver of any provision in the Agreement or any other Loan Document, or (iv) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

5.7 Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Agreement, the terms and provisions of this Amendment shall govern and control.

5.8 Loan Document. This Amendment shall constitute a Loan Document.

IN WITNESS WHEREOF, each of the parties have executed this Amendment by and through its duly authorized officer as of the date and year first-above written.

“BORROWER” CINEVERSE CORP. By /s/ Gary S. Loffredo Name: Gary S. Loffredo Position: President, Chief Operating Officer, General Counsel and Secretary	“BANK” East West Bank By_/s/ Yang Song________ Name: _Yang Song_____________ Position:_FVP_________________

“GUARANTOR”

VISTACHIARA PRODUCTIONS INC.

d/b/a THE BIGGER PICTURE

By_/s/ Gary S. Loffredo____________________________________

Name: Gary S. Loffredo

Position: Secretary

CINEVERSE ENTERTAINMENT CORP.

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: Senior Vice President & Secretary

CINEVERSE ENTERTAINMENT HOLDINGS, LLC

By _/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: Secretary

CINEVERSE HOME ENTERTAINMENT, LLC

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: Secretary

DOCUDRAMA, LLC

Signature Page to Amendment No. 1 to Amended and Restated Loan, Guaranty and Security Agreement

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: Senior Vice President & Secretary

DOVE FAMILY CHANNEL, LLC

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: Senior Vice President & Secretary

CINEVERSE OTT HOLDINGS, LLC

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: Senior Vice President & Secretary

CINEDIGM PRODUCTIONS, LLC

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: Senior Vice President & Secretary

CINEDIGM DC HOLDINGS, LLC

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: President

ACCESS DIGITAL MEDIA, INC.

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: President

CHRISTIE/AIX, INC.

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: President

CINEDIGM DIGITAL FUNDING I, LLC

Signature Page to Amendment No. 1 to Amended and Restated Loan, Guaranty and Security Agreement

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: President

FOUNDATIONTV, INC.

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: President

ASIAN MEDIA RIGHTS, LLC,

d/b/a DIGITAL MEDIA RIGHTS

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: Chief Operating Officer, General Counsel and Secretary

CON TV, LLC

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: Secretary

FANDOR ACQUISITION LLC

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: President

TFD ACQUISITION LLC

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: Chief Operating Officer & Secretary

SCREAMBOX ACQUISITION LLC

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Signature Page to Amendment No. 1 to Amended and Restated Loan, Guaranty and Security Agreement

Position: Chief Operating Officer & Secretary

BLOODY DISGUSTING ACQUISITION LLC

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: Chief Operating Officer & Secretary

COMIC BLITZ II LLC

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: Senior Vice President & Secretary

VIEWSTER, LLC

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: Chief Operating Officer

CINEDIGM INDIA PRIVATE LIMITED

By_/s/ Gary S. Loffredo____________

Name: Gary S. Loffredo

Position: Authorized Person

Signature Page to Amendment No. 1 to Amended and Restated Loan, Guaranty and Security Agreement

Exhibit A

Amended and Restated Copyright Security Agreement

Exhibit B

UCC-3 Amendments

Schedule 2

Name Changes

Prior Name	New Name	Date of Name Change
Cinedigm Corp.	Cineverse Corp.	May 22, 2023
Cinedigm Entertainment Corp.	Cineverse Entertainment Corp.	May 30, 2023
Cinedigm Entertainment Holdings, LLC	Cineverse Entertainment Holdings, LLC	May 22, 2023
Cinedigm Home Entertainment, LLC	Cineverse Home Entertainment, LLC	May 22, 2023
Cinedigm OTT Holdings, LLC	Cineverse OTT Holdings, LLC	May 22, 2023